EXHIBIT 4.14(B)






                                AMENDMENT NO. 1
                                      TO
                      DEPOSIT AND DISBURSEMENT AGREEMENT



                  AMENDMENT NO. 1, dated as of June 20, 1996 (this "Amendment"), to the DEPOSIT AND DISBURSEMENT AGREEMENT, dated as of July 21, 1995 (as the same may be further amended or otherwise modified from time to time, the "Depositary Agreement"), among Salton Sea Funding Corporation, a Delaware corporation (the "Funding Corporation"), Salton Sea Brine Processing L.P., a California limited partnership ("SSBP"), Salton Sea Power Generation L.P., a California limited partnership ("SSPG"), Fish Lake Power Company, a Delaware corporation ("Fish Lake"; and collectively with SSBP and SSPG, the "Salton Sea Guarantors"), Vulcan Power Company, a Nevada corporation ("VPC"), CalEnergy Operating Company, a Delaware corporation ("CEOC"), Salton Sea Royalty Company, a Delaware corporation (the "Royalty Guarantor"), and Chemical Trust Company of California, acting in its capacities as Collateral Agent and Depositary Agent.

                  Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them by the Depositary Agreement.

                  WHEREAS, the Funding Corporation has been formed for the sole purpose of issuing bonds, debentures, promissory notes or other evidences of indebtedness (the "Securities"), under the Trust Indenture dated as of July 21, 1995 (as supplemented by the First Supplemental Indenture dated as of October 18, 1995 and as further supplemented by the Second Supplemental Indenture dated as of June 20, 1996, between the Funding Corporation and the Trustee and as otherwise amended, supplemented or otherwise modified from time to time, the "Indenture") between the Funding Corporation and Chemical Trust Company of California, in its capacity as Trustee;

                  WHEREAS, the Funding Corporation has determined to issue $70,000,000 principal amount of 7.02% Series D Senior Secured Notes due 2000 and $65,000,000 principal








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amount of 8.30% Series E Senior Secured Bonds due 2011 (the "Series D and E
Securities");

                  WHEREAS, the net proceeds derived by the Funding Corporation from the issuance of the Series D and E Securities will be loaned by the Funding Corporation to (i) CEOC and VPC and used by CEOC and VPC to acquire interests in Del Ranch, L.P., a California limited partnership ("Del Ranch"), Elmore, L.P., a California limited partnership ("Elmore"), Leathers, L.P., a California limited partnership ("Leathers"), and Vulcan/BN Geothermal Power Company, a Nevada general partnership ("Vulcan"), (ii) Del Ranch, Elmore, and Leathers, and used by such entities to repay existing Debt, and (iii) to Del Ranch, Elmore, Leathers, Vulcan, SSBP, SSPG and Fish Lake to finance the making of certain capital improvements to the Partnership Projects and the Salton Sea Projects;

                  WHEREAS, the Series D and E Securities are being guaranteed by the Salton Sea Guarantors, the Royalty Guarantor, VPC, CEOC, BN Geothermal, Inc., a Nevada corporation ("BNG"), San Felipe Energy Company, a California corporation ("San Felipe"), Conejo Energy Company, a California corporation ("Conejo"), Niguel Energy Company, a California corporation ("Niguel"), Vulcan, Leathers, Del Ranch, and Elmore;

                  WHEREAS, the Salton Sea Guarantors, the Royalty Guarantor, VPC, and CEOC are currently parties to the Depositary Agreement;

                  WHEREAS, in connection with the issuance of the Series D and E Securities, BNG, San Felipe, Conejo, Niguel, Vulcan, Leathers, Del Ranch, and Elmore are to become parties to the Depositary Agreement;

                  WHEREAS, in connection with the issuance of the Series D and E Securities, a Capital Expenditure Fund is to be established under the Depositary Agreement and the Depositary Agreement shall be modified as provided herein;

                  NOW, THEREFORE, in consideration of the premises and for other consideration, the receipt of which is

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hereby acknowledged, the parties hereto hereby agree as follows:

                  1. Amendment. (a) The introductory paragraph of the Depositary Agreement is hereby amended by deleting "("CEOC"; and together with VPC, the "Partnership Guarantors")" beginning in the eleventh line of such paragraph and replacing it with the following: "("CEOC"), BN Geothermal Inc., a Nevada corporation ("BNG"), San Felipe Energy Company, a California corporation ("San Felipe"), Conejo Energy Company, a California corporation ("Conejo"), Niguel Energy Company, a California corporation ("Niguel"), Vulcan BN Geothermal Power Company, a Nevada general partnership ("Vulcan"), Leathers L.P., a California limited partnership ("Leathers"), Del Ranch L.P., a California limited partnership ("Del Ranch"), and Elmore, L.P., a California limited partnership ("Elmore"; and together with VPC, CEOC, BNG, San Felipe, Conejo, Niguel, Vulcan, Leathers, and Del Ranch, the "Partnership Guarantors")".

                  (a) The fifth "WHEREAS" clause of the Depository agreement is hereby amended by adding the words ", as amended by the First Supplemental Indenture dated as of October 18, 1995, and by the Second Supplemental Indenture dated as of June 20, 1996, and as otherwise amended, modified or supplemented from time to time" after the word "hereof" in the fifth line of such clause.

                  (b) Section 1.2 of the Depositary Agreement is hereby amended by: (i) inserting the definition ""Capital Expenditure Fund" has the meaning specified in Section 3.14." between the definitions of "Allocation Certificate" and "Combined Exposure", and (ii) adding the words "Capital Expenditure Requisition" after the words "Expansion Requisition," in the first line of the definition of "Requisition".

                  (c) Section 2.2 is hereby amended by replacing the period after the words "(i) Redemption Fund" with "; and" and by inserting the following in the first paragraph directly below "(i) Redemption Fund":

                           "(j)  Capital Expenditure Fund.".


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                  (d)       Section 3.2(a)(i) is hereby amended by
adding the words "and all revenues actually received by the Partnership Project Companies from the Partnership Projects" after the words "Salton Sea Projects."


                  (e) Section 3.2(a)(ii) is hereby amended by deleting "the Partnership Guarantors" and replacing it with "CEOC and VPC".

                  (f) Section 3.6(b)(iii) of the Depositary Agreement is hereby amended by inserting "such distribution date occurs in or" after the words "and, if" in the twelfth line of such Section 3.6(b)(iii).

                  (g) Section 3.8 of the Depositary Agreement is hereby amended by inserting ", or as the case may be, Partnership Guarantor," after the words "Salton Sea Guarantor", wheresoever such words appear within such
Section 3.8.

                  (h) Section 3.8 of the Depositary Agreement is hereby amended by inserting ", or as the case may be, Partnership Guarantors," after the words "Salton Sea Guarantors", wheresoever such words appear within such
Section 3.8.

                  (i) Section 3.8 of the Depositary Agreement is hereby amended by inserting ", or as the case may be, Partnership Project" after the words "Salton Sea Project", wheresoever such words appear within such Section 3.8.

                  (j) Section 3.9(a)(i) of the Depositary Agreement is hereby amended by inserting ", or as the case may be, Partnership Guarantors," after the words "Salton Sea Guarantors" in the second line and by replacing the words "the Partnership Guarantors" with "CEOC or VPC" in such Section 3.9(a)(i).

                  (k) Section 3.9(a)(iv) is hereby amended by inserting the words "any of" between the words "to" and "the" appearing contiguously in the third line, and by inserting the phrase "other than the Partnership Project Companies" after the word "Guarantors" beginning in the third line.


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                  (l)         Article III is hereby amended by adding after
Section 3.13 thereof the following:

         "Section 3.14. Capital Expenditure Fund. (a) On June 20, 1996, $15,000,000 shall be delivered to the Depositary Agent and deposited in the Capital Expenditure Fund from the net proceeds derived by the Funding Corporation from the issuance of the Series D and E Securities.

         (b) Amounts held in the Capital Expenditure Fund shall be applied solely for the payment (or reimbursement to the extent the same shall have been previously paid or satisfied) of costs (including any interest paid) incurred in connection with the modification, improvement, reworking, maintenance and replacement from time to time of wells, pipelines, gathering systems, equipment, facilities, and other capital expenditures in connection with or located at the Partnership Projects or the Salton Sea Projects (collectively, the "Permitted Capital Expenditures") and for the payment of Permitted Capital Expenditures reasonably expected to be incurred during the 30-day period following an applicable Disbursement Date. All monies shall be withdrawn in accordance with the disbursement procedure hereinafter described in this Section 3.14.

         (c) As a condition precedent to any withdrawal and transfer from the Capital Expenditure Fund there shall be filed with the Depositary Agent within three days of each Disbursement Date on which such withdrawal and transfer is requested to be made, a requisition in the form attached hereto as Exhibit E (the "Capital Expenditure Requisition") signed by an Authorized Representative of the relevant Partnership Project Company or Salton Sea Guarantor, as the case may be.

         (d) On the Disbursement Date referred to in Section 3.14(c), or as soon thereafter as pos-

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         sible following receipt of the Capital Expenditure Requisition, the
         Depositary Agent shall make payments in accordance with such Capital Expenditure Requisition."

                  (n) Schedule I to the Depositary Agreement is hereby deleted and replaced with the new Schedule I attached hereto.

                  (o) Exhibit C to the Depositary Agreement is hereby amended by adding the words ", or as the case may be, Partnership Guarantors," after the words "Salton Sea Guarantors" appearing in numbered paragraphs six and seven and in Appendix I of such Exhibit C.

                  (p) Exhibit D to the Depositary Agreement is hereby amended by adding the words ", or as the case may be, Partnership Guarantors" after the words "Salton Sea Guarantors" appearing in numbered paragraph five of such Exhibit D.

                  (q) The Depositary Agreement is hereby amended by adding attached Exhibit E as Exhibit E to the Depositary Agreement.

                  2. Agreement to be Bound. Each of BNG, San Felipe, Conejo, Niguel, Vulcan, Leathers, Del Ranch, and Elmore hereby agrees to become a party to and be bound by the Depositary Agreement, as amended pursuant to this Amendment and as subsequently amended, modified, or supplemented from time to time, and acknowledges that all references to "Guarantors" or "Partnership Guarantors" shall, from and after the effectiveness of this Amendment, refer to each such Person as well as to all such Persons that were previously Guarantors or Partnership Guarantors.

                  3. Condition to Effectiveness of Amendment. Pursuant to
Section 6.1 of the Depositary Agreement, this Amendment shall become effective, and shall modify and amend the Depositary Agreement, upon execution and delivery of this Amendment by the Collateral Agent, the Depositary Agent, the Funding Corporation and the Guarantors.


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                  4.          Modification of Depositary Agreement.  Except as
expressly modified by this Amendment, all of the terms and provisions of the Depositary Agreement are reaffirmed and shall remain in full force and effect.

                  5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

                  6. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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                  IN WITNESS WHEREOF, this Amendment has been executed and
delivered by the Funding Corporation, each of the Guarantors, the Collateral Agent, and the Depositary Agent.


                                            CHEMICAL TRUST COMPANY
                                             OF CALIFORNIA,
                                            as the Collateral Agent


                                            By: /s/ Rose Maravilla
                                                ----------------------------
                                            Name:  Rose Maravilla
                                               Title: Assistant Vice President

                                            CHEMICAL TRUST COMPANY
                                             OF CALIFORNIA,
                                            as the Depositary Agent


                                            By: /s/ Rose Maravilla
                                                ----------------------------
                                               Name:  Rose Maravilla
                                               Title: Assistant Vice President

                                            SALTON SEA FUNDING CORPORATION


                                            By: /s/ John G. Sylvia
                                                ----------------------------
                                               Name:  John G. Sylvia
                                               Title: Senior Vice President


                                            SALTON SEA POWER GENERATION L.P.

                                            By:  SALTON SEA POWER COMPANY,
                                                   as its general partner

                                            By: /s/ John G. Sylvia
                                                ----------------------------
                                               Name:  John G. Sylvia
                                               Title: Senior Vice President


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                                            SALTON SEA BRINE PROCESSING L.P.

                                            By:  SALTON SEA POWER COMPANY,
                                                   as its general partner

                                            By: /s/ John G. Sylvia
                                                ----------------------------
                                               Name: John G. Sylvia
                                               Title: Senior Vice President



                                             FISH LAKE POWER COMPANY


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President



                                             VULCAN POWER COMPANY


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             CALENERGY OPERATING COMPANY


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             BN GEOTHERMAL INC.


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President




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                                             VULCAN/BN GEOTHERMAL POWER
                                               COMPANY

                                             By: VULCAN POWER COMPANY,
                                                   as its general partner


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President

                                             SAN FELIPE ENERGY COMPANY,


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                            LEATHERS, L.P.

                                             By: CALENERGY OPERATING COMPANY,
                                                   as its general partner


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             CONEJO ENERGY COMPANY


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President



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                                             DEL RANCH, L.P.

                                             By: CALENERGY OPERATING COMPANY,
                                                    as its general partner


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             NIGUEL ENERGY COMPANY


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                           ELMORE, L.P.

                                             By: CALENERGY OPERATING COMPANY,
                                                   as its general partner


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President


                                             SALTON SEA ROYALTY COMPANY


                                             By: /s/ John G. Sylvia
                                                ----------------------------
                                                Name:  John G. Sylvia
                                                Title: Senior Vice President



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